ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (the "Trust")
Supplement dated July 19, 2018,
 to the Statement of Additional Information dated May 1, 2018

This supplement updates certain information contained in the statement of additional information ("SAI") and should be attached to the SAI and retained for future reference.
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SECURITIES LENDING

To generate additional income, each Fund may lend up to 33 1/3% of its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Each loan must be secured continuously by cash collateral, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to at least 100% of the fair value of the securities loaned based on the previous day's fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day.

The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. The Fund bears all of the gains and losses on investment of collateral. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which could result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in the Manager's judgment the consideration which can be earned from such loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The Bank of New York Mellon (the "Securities Lending Agent") serves as the Trust's securities lending agent, as well as the Trust's custodian. The Securities Lending Agent administers each Fund's securities lending program pursuant to the terms of a securities lending authorization agreement entered into between the Trust and the Securities Lending Agent. The Securities Lending Agent is responsible for locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral as necessary, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity relating to loaned securities, and arranging for return of loaned securities to the Fund at loan termination. Cash collateral received in connection with securities lending is invested on behalf of the Fund in a segregated asset account by the Dreyfus Corporation, an affiliate of The Bank of New York Mellon. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, consistent with the requirements of Rule 2a-7 under the 1940 Act.

A Fund does not have the right to vote securities on loan; however, the Funds intend to terminate a loan and regain the right to vote a security if there is an opportunity to vote on a matter related to that security, although it may not be feasible to do so in every situation. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.

The following table sets forth, for the most recently completed fiscal year, each Fund's gross income received from securities lending activities, fees and/or other compensation paid by the Fund for securities lending activities, and net income earned by the fund for securities lending activities. The Funds do not pay separate fees for cash collateral management, administrative services, or indemnification, other than as reflected in the following table. Net income from securities lending activities may differ from the amount reported in a Fund's annual report, which reflects estimated accruals.
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		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending acitivites (including income from cash collateral reinvestment)	Share of revenue paid to the securites lending agent ("revenue split")	Rebates paid to borrowers	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
AZL BlackRock Global Allocation Fund	$265,710	$-15,863	$-89,252	$-105,115	$160,595
AZL DFA Emerging Markets Core Equity Fund	14,225	-1,130	-1,621	-2,752	11,473
AZL DFA Five-Year Global Fixed Income Fund	399,558	-9,883	-289,710	-299,593	99,965
AZL DFA International Core Equity Fund	15,043	-4,028	29,743	25,714	40,757
AZL DFA U.S. Core Equity Fund	709,145	-26,166	-417,355	-443,521	265,624
AZL DFA U.S. Small Cap Fund	569,108	-26,492	-273,817	-300,309	268,799
AZL Enhanced Bond Index Fund	4,321,102	-113,632	-3,058,175	-3,171,808	1,149,294
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	868,138	-18,307	-664,488	-682,795	185,343
AZL Fidelity Institutional Asset Management® Total Bond Fund	481,992	-21,839	-239,184	-261,024	220,968
AZL Gateway Fund	(a)	(a)	(a)	(a)	(a)
AZL Government Money Market Fund	(a)	(a)	(a)	(a)	(a)
AZL International Index Fund	549,354	-80,087	340,586	260,499	809,853
AZL MetWest Total Return Bond Fund	2,655	-75	-1,816	-1,891	764
AZL Mid Cap Index Fund	3,570,055	-104,391	-2,409,508	-2,409,509	1,056,156
AZL Moderate Index Strategy Fund	(a)	(a)	(a)	(a)	(a)
AZL Morgan Stanley Global Real Estate Fund	242,126	-3,088	-207,725	-210,813	31,313
AZL MSCI Emerging Markets Equity Index Fund	118,630	-3,292	-82,032	-85,324	33,306
AZL MSCI Global Equity Index Fund	61,376	-1,959	-39,533	-41,492	19,884
AZL Russell 1000 Growth Index Fund	1,920,573	-45,905	-1,409,767	-1,455,671	464,902
AZL Russell 1000 Value Index Fund	1,757,765	-37,071	-1,344,946	-1,382,017	375,748
AZL S&P 500 Index Fund	3,241,958	-46,989	-2,719,288	-2,766,277	475,681
AZL Small Cap Stock Index Fund	3,095,300	-146,976	-1,459,391	-1,606,366	1,488,934
AZL T. Rowe Price Capital Appreciation Fund	1,252,165	-26,049	-962,540	-988,589	263,576
(a)  The Fund does not participate in securities lending.

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